UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21380
                                                    ----------------------------

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300
                                                           -------------

                      Date of fiscal year end: NOVEMBER 30
                                              ------------

                   Date of reporting period: NOVEMBER 30, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND



To the Shareholders of the Flaherty & Crumrine/Claymore Total Return Fund
("FLC"):

     The Fund completed a successful fiscal year on November 30, 2006, returning +5.7%(1) total return on net asset value ("NAV") during the fourth fiscal quarter and +11.5%(1) for the full year. The total return based on the market price of the Fund's common shares for the year was even better, with the combination of income and share price appreciation totaling +21.1%, and the Fund's discount from NAV narrowed significantly.

     The table below compares the return on the Fund since its inception with a broad group of fixed-income, closed-end funds. Although the investment strategies used by the Fund differ significantly from the strategies used by these other fixed-income funds, we believe that the Fund addresses similar investment goals with better results. As the numbers indicate, the Fund has performed very well, benefiting from strength in the overall market for preferred securities as well as some strategic shifts in the portfolio.

------------------------------------------------------------------------------------------------------------------
                   TOTAL RETURN PER YEAR ON NET ASSET VALUE(1)
                       FOR PERIODS ENDED NOVEMBER 30, 2006
                                                                                      ONE      THREE     LIFE OF
                                                                                     YEAR      YEARS     FUND(2)
                                                                                    ------    -------    -------
      Flaherty & Crumrine/Claymore Total Return Fund ...........................    11.5%       6.4%       6.8%
      Lipper Domestic Investment Grade Funds(3) ................................     7.3%       5.7%       6.3%

----------------
(1)  Based on monthly data provided by Lipper Inc. in each calendar month during the relevant period.  Distributions  are assumed to be reinvested at NAV in accordance with Lipper's practice,  which differs from the methodology used elsewhere in this report.
(2)  Since inception on August 26, 2003.
(3)  Includes all funds in Lipper's U.S. Government, U.S. Mortgage and Corporate
     Debt BBB Rated categories in each month during the period.
------------------------------------------------------------------------------------------------------------------

     The steady stream of new preferred issues continued during the past quarter. In the twelve months ended November 30, 2006, roughly $75 billion of preferred securities were issued - over $23 billion in the last quarter alone. The recently-devised enhanced preferred security structure has been very popular with issuers and investors, and these issues comprised a large portion of the new supply. However, issuers have also brought to market traditional hybrid preferred securities and traditional DRD and QDI eligible issues, with both adjustable and fixed coupons. For us old-timers, it has been interesting to observe that billion dollar deals are commonplace and that investors usually can't get enough to satisfy their interest.

     The Fund has benefited from the vibrant new issue market - not only have we been able to pick and choose from a variety of issues and issuers, but the new supply has improved liquidity in older issues as well. You can see the results of this new supply and additional liquidity in the turnover of the Fund's portfolio when compared to recent years.

     Although the investor base for preferred securities appears to have grown materially, the current pace of new-issue supply has us wondering if demand can keep up. The trend is healthy, but only time will tell if these new investors are in it for the long haul.

     In a number of instances, proceeds from new issues were used to redeem older, more expensive (from the issuer's perspective) issues. This is a trend we have anticipated and discussed often in the past, but it is worth reviewing once again. Just like a homeowner may refinance a mortgage when there are savings to be had, issuers of preferred securities will replace older issues with newer ones when there are benefits in doing so. The benefit may be simply to lower the "payments," or the issuer may find additional benefits from adding some features that weren't available previously.

     We work hard to anticipate redemptions. That is important because if the issuer can save money by "refinancing," the investor is probably going to earn less. While this trend may reduce the amount of income available for distribution to Common Stock Shareholders of the Fund, there are ways to mitigate the impact. The best way to avoid redemptions is to own securities that issuers either can't or don't want to redeem. We can also lessen the impact of redemptions by selling the security prior to the date it can be redeemed. This provides us with greater flexibility in replacing the position.

     Forecasting redemptions is a critical step in determining the dividend rate the Fund can pay its Common Stock Shareholders. Some redemptions of securities held by the Fund are inevitable, and better understanding the income the Fund will receive guides us in making recommendations to the Board of Directors about dividend policy.

     Since dividends are effectively driven by the net income of the Fund's portfolio, forecasting the Fund's expenses is also crucial in setting the dividend rate. A primary variable in the Fund's expenses is the cost of its use of leverage, which has been fairly unpredictable over the past several years. The Fund's leverage cost is directly impacted by the short-term interest rates set by the Federal Reserve. As the Federal Reserve raised interest rates (an unprecedented 17 consecutive times between June 2004 and June 2006), the cost of leverage increased by approximately 225%, from $1.9 million for the year ended November 30, 2004 to $6.2 million for the year ended November 30, 2006. During a two-year period in which the income earned on the portfolio increased only moderately, this additional cost had a negative impact on the amount of income available to be distributed to the holders of the Fund's 9.7 million outstanding shares of Common Stock.

     Even in today's interest-rate environment, however, the use of leverage continues to be a beneficial strategy to the Fund's Common Stock Shareholders. In other words, the preferred securities in the portfolio continue to have a higher return than the short-term rates the Fund pays for its leverage, and that difference in return is passed on to the Fund's Common Stock Shareholders.

     In August 2006, the Federal Reserve finally gave markets a reprieve from its relentless increasing of short-term interest rates, and now the market is unsure if the Federal Reserve will lower, increase or keep rates the same during coming months. These decisions will impact the Fund's available distributable income. If the Federal Reserve maintains its current pause on short-term rates, and long-term rates do not decrease materially, the Fund's leverage should continue to produce similar amounts of additional distributable income to what it does now. Of course, if the Federal Reserve lowers short-term interest rates, the Fund should see a greater benefit from its use of leverage and consequently have additional distributable income for its Common Stock Shareholders.

     We hope investors will take advantage of the Fund's website at WWW.FCCLAYMORE.COM. It contains a wide range of useful and up-to-date information about the Fund, and the "Frequently Asked Questions" section has enhanced discussions about many of the topics discussed in this Annual Report.

     Sincerely,







     /S/ DONALD F. CRUMRINE         /S/ROBERT M. ETTINGER
     Donald F. Crumrine             Robert M. Ettinger
     Chairman of the Board          President

     January 23, 2007

                               QUESTIONS & ANSWERS

WHAT WERE THE COMPONENTS OF THE FUND'S TOTAL RETURN ON NET ASSET VALUE?

     While our focus is primarily on managing the Fund, we realize that an investor's actual return is comprised of monthly dividend payments plus changes in the market price of the Fund. We're pleased that for the year ended November 30, 2006 the market has responded favorably to the Fund's total return on NET ASSET VALUE of 11.5% -- the total return on MARKET VALUE for the Fund's common shares was 21.1%. During the fourth quarter alone, the total return on MARKET VALUE was 10.0%.

     We've often said that in a perfect world the market price would closely track net asset value; however, as seen in the chart below, in the real world deviations can be large. Over the past year, shareholders saw some significant improvement in the discount between net asset value and market price.

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
              FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND (FLC) PREMIUM/DISCOUNT OF MARKET PRICE TO NAV THROUGH 12/31/2006
8/29/03  0.0491
9/5/03   0.0477
9/12/03  0.0408
9/19/03  0.0362
9/26/03  0.0249
10/3/03  0.0275
10/10/03 0.0305
10/17/03 0.0428
10/24/03 0.0377
10/31/03 0.0466
11/7/03  0.0678
11/14/03 0.0453
11/21/03 0.0482
11/28/03 0.0341
12/5/03  0.036
12/12/03 0.0365
12/19/03 0.0287
12/26/03 0.0477
1/2/04   0.0444
1/9/04   0.0373
1/16/04  0.064
1/23/04  0.0465
1/30/04  0.0467
2/6/04   0.0647
2/13/04  0.0581
2/20/04  0.0597
2/27/04  0.0461
3/5/04   0.0312
3/12/04  0.0487
3/19/04  0.0486
3/26/04  0.0444
4/2/04   0.066
4/9/04   0.0363
4/16/04  0.0107
4/23/04  0.0017
4/30/04  -0.0325
5/7/04   -0.0729
5/14/04  -0.033
5/21/04  -0.0305
5/28/04  0.0017
6/4/04   0.0034
6/11/04  -0.0056
6/18/04  0.006
6/25/04  -0.031
7/2/04   0.0039
7/9/04   0.0009
7/16/04  -0.0191
7/23/04  -0.027
7/30/04  -0.0253
8/6/04   0.0077
8/13/04  -0.0072
8/20/04  -0.006
8/27/04  -0.0085
9/3/04   0.0115
9/10/04  -0.0021
9/17/04  0.0188
9/24/04  -0.0195
10/1/04  -0.0063
10/8/04  -0.0117
10/15/04 -0.0004
10/22/04 0.0198
10/29/04 0.021
11/5/04  0.0244
11/12/04 0.0055
11/19/04 0.0147
11/26/04 0.0214
12/3/04  0.0228
12/10/04 0.0163
12/17/04 0.0266
12/24/04 0.0197
12/31/04 0.0299
1/7/05   0.025
1/14/05  0.0145
1/21/05  0.0066
1/28/05  0.0004
2/4/05   0.0053
2/11/05  -0.0037
2/18/05  -0.0353
2/25/05  -0.028
3/4/05   -0.0291
3/11/05  -0.0379
3/18/05  -0.071
3/25/05  -0.0939
4/1/05   -0.0907
4/8/05   -0.0967
4/15/05  -0.0987
4/22/05  -0.0953
4/29/05  -0.0873
5/6/05   -0.0793
5/13/05  -0.0827
5/20/05  -0.0736
5/27/05  -0.0716
6/3/05   -0.0771
6/10/05  -0.0655
6/17/05  -0.0603
6/24/05  -0.0781
7/1/05   -0.0642
7/8/05   -0.0601
7/15/05  -0.0559
7/22/05  -0.0757
7/29/05  -0.0632
8/5/05   -0.0678
8/12/05  -0.0767
8/19/05  -0.0696
8/26/05  -0.0712
9/2/05   -0.0618
9/9/05   -0.0463
9/16/05  -0.0531
9/23/05  -0.0571
9/30/05  -0.0983
10/7/05  -0.0971
10/14/05 -0.1032
10/21/05 -0.098
10/28/05 -0.0873
11/4/05  -0.0888
11/11/05 -0.0945
11/18/05 -0.1144
11/25/05 -0.1089
12/2/05  -0.1157
12/9/05  -0.1334
12/16/05 -0.1596
12/23/05 -0.1469
12/30/05 -0.1518
1/6/06   -0.1196
1/13/06  -0.1079
1/20/06  -0.0947
1/27/06  -0.0955
2/3/06   -0.0971
2/10/06  -0.0855
2/17/06  -0.0899
2/24/06  -0.0885
3/3/06   -0.0764
3/10/06  -0.1242
3/17/06  -0.1178
3/24/06  -0.101
3/31/06  -0.116
4/7/06   -0.1166
4/14/06  -0.1465
4/21/06  -0.128
4/28/06  -0.1231
5/5/06   -0.1334
5/12/06  -0.1309
5/19/06  -0.133
5/26/06  -0.1255
6/2/06   -0.1116
6/9/06   -0.1114
6/16/06  -0.105
6/23/06  -0.1089
6/30/06  -0.1281
7/7/06   -0.1323
7/14/06  -0.1218
7/21/06  -0.1132
7/28/06  -0.1023
8/4/06   -0.0895
8/11/06  -0.0695
8/18/06  -0.0806
8/25/06  -0.0899
9/1/06   -0.086
9/8/06   -0.0885
9/15/06  -0.0804
9/22/06  -0.1009
9/29/06  -0.1069
10/6/06  -0.0895
10/13/06 -0.0844
10/20/06 -0.0833
10/27/06 -0.078
11/3/06  -0.0929
11/10/06 -0.0871
11/17/06 -0.0843
11/24/06 -0.0719
12/1/06  -0.0567
12/8/06  -0.0522
12/15/06 -0.0437
12/22/06 -0.0543
12/29/06 -0.0657

     For additional  information  about  premiums and discounts,  please see the
"Frequently    Asked    Questions"    section   of   the   Fund's   website   at
www.fcclaymore.com.

ARE THERE ANY FEDERAL TAX ADVANTAGES TO THE DISTRIBUTIONS MADE BY THE FUND IN 2006?

     Yes. In 2006, the Fund passed on a portion of its income to individuals in the form of qualified dividend income or QDI. QDI is taxed at a maximum 15% rate instead of an individual's ordinary income tax rate. In calendar year 2006, 26.8% of the distributions made by the Fund was eligible for QDI treatment. For an individual in the 28% tax bracket, this means that the Fund's total distributions will only be taxed at a blended 24.5% rate versus the 28% rate which would apply to distributions by a fund comprised of traditional corporate bonds. This tax advantage means that, all other things being equal, an individual in the 28% tax bracket who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $163 in distributions from a traditional corporate bond fund to net the same after-tax amount as the $156 in distributions paid by the Fund.

     For detailed information about  the  tax   treatment   of  the   particular
distributions you received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

     Corporate shareholders also receive a federal tax benefit from the 18.5% of the distributions that were eligible for the inter-corporate dividends received deduction or DRD.

     Under normal conditions, the Fund will generally own fully taxable preferred securities and corporate bonds. As you can see, however, from time to time we have found opportunities to purchase traditional preferred stocks eligible for QDI or DRD treatment at prices that make sense for the Fund. Of course, it is important to remember that portfolio composition and income distributions can change from one year to the next, and that the QDI or DRD portions of next year's distributions may not be the same (or even similar) to this year's.

WHAT WERE THE COMPONENTS OF THE FUND'S TOTAL RETURN ON NET ASSET VALUE FOR THE YEAR?

     One technique to better understand the Fund's net asset value (NAV) performance is to begin with the Fund's total return on its investment portfolio, and then adjust for the impact of hedging, expenses and leverage to arrive at total return based on NAV (which factors in all of these items).

     During fiscal 2006, the Fund's unhedged portfolio before the impact of leverage and expenes returned 10.4%. Over the first half of the Fund's fiscal year, intermediate and long-term U.S. Treasury yields increased significantly, and the Fund's interest rate hedging strategies contributed positively to its results. However, in the past six months longer-term Treasury yields reversed direction, ending the fiscal year almost unchanged. Consequently, the hedged portfolio's annual return before the impact of expenses and leverage declined slightly to 10.2%.

     Converting these returns on the portfolio to the returns on the Fund's Common Stock requires the consideration of two additional factors: the favorable impact of leverage and the expenses incurred in operating the Fund. As discussed in greater detail below, the Fund's use of leverage served to boost the Fund's return on its portfolio by 2.8%. After accounting for the Fund's 1.5% expense ratio on the Common Stock, this resulted in the Fund's overall total return on NAV of 11.5%.

HOW DOES THE FUND RECEIVE A BENEFIT FROM ITS USE OF LEVERAGE WHEN THE U.S. TREASURY YIELD CURVE IS FLAT OR INVERTED?

     As long as short-term U.S. Treasury interest rates are not dramatically above long-term rates, the Fund continues to benefit from the use of leverage in a flat or inverted yield curve. As discussed above, during fiscal 2006 the leverage utilized by the Fund both completely offset the expenses of the Fund and boosted the Fund's overall total return on net asset value.

     Fundamentally, leverage is the use of borrowed funds to improve one's rate of return from an investment, although with an increase in risk. The Fund acquires its additional funds through the issuance of Auction Market Preferred Stock (AMPS). Generally, the rate paid on the AMPS is well below the rate the Fund can earn on its total investment portfolio, and the rate the Fund pays on the AMPS is relatively low compared with other means of financing. The additional cash flow generated by leverage produces additional income available for distribution to Common Stock Shareholders.

     The incremental income is greatest when the "spread" between the income generated by the portfolio and the rate paid on the AMPS is wide. However, the converse is also true; as the U.S Treasury yield curve "flattens" (short-term rates and long-term rates approach equality), the amount of additional income generated by the leverage will decrease. The Fund still benefits from additional income generated by the leverage, just not as much as when the Treasury yield curve is steeper. Of course, nothing is that simple. The Fund's income is determined by several factors, the cost of leverage being only one.

     In the case of a slightly inverted U.S. Treasury yield curve (short-term rates are higher than long-term rates), the Fund should continue to benefit from the use of leverage. Preferred and debt securities generally trade at yields higher than the Treasury yields, commonly referred to as the "credit spread." So, although the Treasury curve may be inverted, the securities in the portfolio ordinarily will continue to have a higher return than the short-term rates the Fund pays for its leverage.

     If the Federal Reserve maintains its current pause on short-term rates and long-term rates do not decrease materially, the Fund's leverage should continue to produce similar amounts of additional distributable income to what it does now. If the Federal Reserve resumes raising short-term rates, the Fund's leverage could produce lesser amounts of additional distributable income. Of course, if the Fed lowers short-term interest rates, the Fund should see a greater benefit from its use of leverage and consequently have more additional distributable income for its Common Stock Shareholders.

WHAT ARE ENHANCED PREFERRED SECURITIES?

     Over the past eighteen months, the preferred securities market has seen significant innovation in the form of "enhanced" preferred securities, with over $46 billion of U.S dollar issuance since August 2005. As discussed below, this new breed of securities offers issuers higher equity credit treatment by their rating agencies. Essentially, higher equity treatment of an issuer's preferred securities can result in a higher senior debt rating for the issuer - or help it to avoid a downgrade. These enhanced preferred securities offer this better equity credit treatment at a lower cost than issuing common shares, and without the dilution of earnings per share that would come with it. In addition, many of these securities have accomplished this feat while maintaining the tax-deductibility of interest payments. The combination of equity credit and tax deductibility makes for an attractive financing vehicle, so it's no surprise that issuance has been brisk.

     The change that prompted the emergence of enhanced preferred securities was the adoption in February 2005 by Moody's Investors Service of a revised methodology for preferred and hybrid preferred securities which granted an issuer varying degrees of equity credit, ranging from 0% to 100%, depending upon the terms of the issue. Just prior to that time, Moody's generally gave no equity credit for hybrid preferred securities, no matter what features they contained, and limited equity credit for traditional perpetual preferred securities. Because other rating agencies already gave issuers some equity credit for preferred securities, Moody's action relieved a critical constraint upon the financing decisions of issuers, and thus on the preferred securities market in general.

     It has taken Wall Street bankers time to obtain tax opinions, master the accounting and line up issuers, and structures have continued to evolve - each seeking the right combination of terms for the market, the rating agencies and the regulators. While structures have begun to converge into more standardized forms, there has been a good deal of experimentation, and the past year has produced a number of unique structures. We view this as good news for the Fund's shareholders and we have actively traded in these new structures. The heterogeneity of preferred securities is why we invest in them. Enhanced preferred securities, in all their various permutations, simply add to the complexity and allow managers who specialize in this market to excel.

     For additional information regarding enhanced preferred securities, including a description of how Moody's analysis works, please visit the "Frequently Asked Questions" section of the Fund's website at WWW.FCCLAYMORE.COM.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                                              PORTFOLIO OVERVIEW
                                                   NOVEMBER 30, 2006 (UNAUDITED)
                     -----------------------------------------------------------

FUND STATISTICS ON 11/30/06
-----------------------------------------------

Net Asset Value               $      23.29

Market Price                  $      22.08

Discount                              5.20%

Yield on Market Price                 6.93%

Common Stock Shares
Outstanding                      9,776,333




INDUSTRY CATEGORIES                    % OF PORTFOLIO
-----------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Banking                 36%
Utilities               26%
Insurance               18%
REITs                    6%
Oil and Gas              5%
Other                    5%
Financial Services       4%


TOP 10 HOLDINGS BY ISSUER                % OF PORTFOLIO
----------------------------------------------------------
Dominion Resources                            3.7%

Wachovia Corp.                                3.5%

Midamerican Energy                            3.1%

North Fork Bancorporation                     3.1%

Nexen, Inc.                                   2.6%

Banco Santander                               2.5%

Liberty Mutual Group                          2.3%

Interstate Power & Light                      2.2%

Public Storage                                2.2%

FBOP Corporation                              2.2%


MOODY'S RATINGS             % OF PORTFOLIO
---------------------------------------------
AAA                                   0.5%

AA                                    2.4%

A                                    24.1%

BBB                                  52.0%

BB                                   14.6%

B                                     0.7%

Not Rated                             3.8%

Below Investment Grade*              18.6%
* BELOW INVESTMENT GRADE BY BOTH MOODY'S AND
  S&P.


                                                                                                     % OF PORTFOLIO**
---------------------------------------------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                        27%
Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)                    18%

---------------------------------------------------------------------------------------------------------------------
** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX  CATEGORIZATION  OF FUND
   DISTRIBUTIONS.  THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY,
   DEPENDING ON MARKET  CONDITIONS.  INVESTORS  SHOULD CONSULT THEIR TAX ADVISOR
   REGARDING THEIR PERSONAL  SITUATION.  SEE ACCOMPANYING NOTES TO THE FINANCIAL
   STATEMENTS FOR THE TAX CHARACTERIZATION OF 2006 DISTRIBUTIONS.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2006
-----------------------------------------------------------

SHARES/$ PAR                                                                                              VALUE
--------------                                                                                          --------

PREFERRED SECURITIES -- 81.6%
                 BANKING -- 35.9%
---------------------------------------------------------------------------------------------------------------------
$    5,750,000   Astoria Capital Trust I, 9.75% 11/01/29 Capital Security, Series B ...............  $    6,719,657
                 Auction Pass-Through Trust, Cl. B:
            15     Series 2006-5, Variable Rate Pfd., 144A**** ....................................         453,750*
            15     Series 2006-6, Variable Rate Pfd., 144A**** ....................................         453,750*
        10,900   BAC Capital Trust II, 7.00% Pfd. 02/01/32 ........................................         274,544(2)
        17,000   BAC Capital Trust XII, 6.875% Pfd. 08/02/55 ......................................         448,800
       340,000   Banco Santander, 6.80% Pfd., 144A**** ............................................       8,727,800** (1)
        50,900   Bank One Capital Trust VI, 7.20% Pfd. ............................................       1,288,406
$    2,600,000   Barclays Bank PLC, Adj. Rate Pfd. ................................................       2,611,960** (1)
        68,750   Capital One Capital II, 7.50% Pfd. 06/15/66 ......................................       1,824,027
$    5,000,000   Capital One Capital III, 7.686% Pfd. .............................................       5,822,500
        20,000   Citigroup Capital VIII, 6.95% Pfd. 09/15/31 ......................................         508,750
        40,000   Citizens Funding Trust I, 7.50% Pfd. 09/15/66 ....................................       1,036,252
        40,000   Cobank, ACB, 7.00% Pfd., 144A**** ................................................       2,061,200*
        20,000   Colonial Capital Trust IV, 7.875% Pfd. ...........................................         521,800
        11,000   Comerica (Imperial) Capital Trust I, 7.60% Pfd. 07/01/50 .........................         279,469
$      500,000   FBOP Capital Trust I, 10.20% 02/06/27 Capital Security, 144A**** .................         526,687
         7,000   FBOP Corporation, Adj. Rate Pfd., 144A**** .......................................       7,143,937*
$    2,000,000   First Chicago NBD Capital A, 7.95% 12/01/26 Capital Security, 144A**** ...........       2,078,628
$      400,000   First Empire Capital Trust I, 8.234% 02/01/27 Capital Security ...................         417,585
$    1,900,000   First Hawaiian Capital I, 8.343% 07/01/27 Capital Security, Series B .............       2,000,257(1)
                 First Republic Bank:
       160,000     6.25% Pfd. .....................................................................       4,115,008*
        23,898     7.25% Pfd. .....................................................................         607,160
         1,500   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** ..............       1,696,290
$      500,000   First Tennessee Capital Trust II, 6.30% 04/15/34 Capital Security, Series B ......         497,625
             2   FT Real Estate Securities Company, 9.50% Pfd., 144A**** ..........................       2,682,964
$    7,100,000   GreenPoint Capital Trust I, 9.10% 06/01/27 Capital Security ......................       7,512,496
                 HBOS Capital Funding LP:
$    4,500,000     6.85% Pfd. .....................................................................       4,561,200(1)
$      750,000     Variable Rate Pfd., 144A**** ...................................................         767,655** (1)
$    3,000,000   Haven Capital Trust I, 10.46% 02/01/27 Capital Security ..........................       3,176,700
$      855,000   HSBC Capital Trust II, 8.38% 05/15/27 Capital Security, 144A**** .................         899,965(1)
       159,100   HSBC USA, Inc., 6.50% Pfd., Series H .............................................       4,289,734*
                 ING Groep NV:
        36,000     7.05% Pfd. .....................................................................         912,377** (1)(2)
        20,500     7.20% Pfd. .....................................................................         524,673** (1)(2)

    The accompanying notes are an integral part of the financial statements.
                                       8

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2006
                     -----------------------------------------------------------

SHARES/$ PAR                                                                                              VALUE
--------------                                                                                          --------

PREFERRED SECURITIES -- (CONTINUED)
                 BANKING --  (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
$    2,550,000   JPMorgan Capital Trust I, 7.54% 01/15/27 Capital Security ........................  $    2,644,804
         2,700   JPMorgan Chase Capital IX, 7.50% Pfd. 02/15/31 ...................................          68,091
        22,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 ..........................................         554,400
$    1,000,000   Lloyds TSB Group PLC, Variable Rate, Capital Security, 144A**** ..................       1,015,657** (1)
            10   Marshall & Ilsley Investment II, 8.875% Pfd., 144A**** ...........................       1,004,420
        18,570   National City Capital Trust II, 6.625% Pfd. 11/15/36 .............................         467,778
$    2,500,000   North Fork Capital Trust I, 8.70% 12/15/26 Capital Security ......................       2,607,927
$      810,000   North Fork Capital Trust II, 8.00% 12/15/27 Capital Security .....................         858,302
       141,059   PFGI Capital Corporation, 7.75% Pfd. .............................................       3,633,680
$      800,000   PNC Preferred Funding Trust, Variable Rate, Capital Security, 144A**** ...........         805,200
$    1,500,000   RBS Capital Trust B, 6.80% Pfd. ..................................................       1,522,650** (1)
                 Roslyn Real Estate:
            25     8.95% Pfd., Series C, 144A**** .................................................       2,798,280
            10     Adj. Rate Pfd., Series D, 144A**** .............................................       1,010,625
        33,100   Sovereign Bancorp, 7.30% Pfd., Series C ..........................................         915,424*
       191,525   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 ...................................       5,123,294
        10,000   SunTrust Capital V, 7.05% Pfd. 12/15/31 ..........................................         254,375
$    5,050,000   Union Planters Capital Trust, 8.20% 12/15/26 Capital Security ....................       5,249,667
        19,000   USB Capital V, 7.25% Pfd. 12/15/31 ...............................................         483,907
        14,320   USB Capital X, 6.50% Pfd. 04/12/66 ...............................................         364,713
         3,180   USB Capital XI, 6.60% Pfd. 09/15/66 ..............................................          81,535
$    5,000,000   Wachovia Capital Trust I, 7.64% 01/15/27 Capital Security, 144A**** ..............       5,194,855
$      670,000   Wachovia Capital Trust V, 7.965% 06/01/27 Capital Security, 144A**** .............         702,436
       217,200   Wachovia Preferred Funding, 7.25% Pfd., Series A .................................       6,414,198
$    1,300,000   Washington Mutual Preferred Funding, Variable Rate Pfd., 144A**** ................       1,293,682
$    4,000,000   Webster Capital Trust I, 9.36% 01/29/27 Capital Security, 144A**** ...............       4,204,000
        43,200   Wells Fargo Capital Trust IV, 7.00% Pfd. 09/01/31 ................................       1,084,052
-------------------------------------------------------------------------------------------------------------------
                                                                                                        127,801,558
                                                                                                     --------------
                 FINANCIAL SERVICES -- 2.6%
---------------------------------------------------------------------------------------------------------------------
         1,500   Goldman Sachs Group, Inc., STRIPES Custodial Receipts, Pvt. ......................       1,706,250*
$    3,000,000   Gulf Stream-Compass 2005 Composite Notes, 144A**** ...............................       3,037,680
         4,500   Merrill Lynch Capital Trust III, 7.00% Pfd. ......................................         116,016
         3,000   Merrill Lynch Series II STRIPES Custodial Receipts, Pvt. .........................       3,184,500*
        17,200   Morgan Stanley Capital Trust II, 7.25% Pfd. ......................................         433,763
        15,000   Morgan Stanley Capital Trust IV, 6.25% Pfd. ......................................         375,000

    The accompanying notes are an integral part of the financial statements.
                                       9

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2006
-----------------------------------------------------------

SHARES/$ PAR                                                                                              VALUE
--------------                                                                                          --------

PREFERRED SECURITIES -- (CONTINUED)
                 FINANCIAL SERVICES --  (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
         9,100   Morgan Stanley Capital Trust V, 5.75% Pfd. .......................................  $      219,254
         9,200   Morgan Stanley Capital Trust VI, 6.60% Pfd. ......................................         236,613
-------------------------------------------------------------------------------------------------------------------
                                                                                                          9,309,076
                                                                                                     --------------
                 INSURANCE -- 12.7%
---------------------------------------------------------------------------------------------------------------------
        15,000   AAG Holding Company, Inc., 7.25% Pfd. ............................................         381,300
       177,380   ACE Ltd., 7.80% Pfd., Series C ...................................................       4,589,707** (1)
$    4,920,000   AON Capital Trust A, 8.205% 01/01/27 Capital Security ............................       5,849,014
                 Arch Capital Group Ltd.:
        28,650     7.875% Pfd., Series B ..........................................................         750,272** (1)
         7,100     8.00% Pfd. .....................................................................         185,665** (1)
                 Axis Capital Holdings:
        96,150     7.25% Pfd., Series A ...........................................................       2,520,938** (1)
        40,100     Variable Rate Pfd., Series B ...................................................       4,256,214(1)
        53,400   Berkley W.R. Capital Trust II, 6.75% Pfd. 07/26/45 ...............................       1,333,334
        84,800   Endurance Specialty Holdings, 7.75% Pfd. .........................................       2,188,688** (1)
       166,700   Everest Re Capital Trust II, 6.20% Pfd., Series B ................................       4,063,312(1)
$    2,050,000   Oil Insurance Ltd., Variable Rate Pfd., 144A**** .................................       2,149,042(1)
                 PartnerRe Ltd.:
        10,000     6.50% Pfd., Series D ...........................................................         250,000** (1)
        16,940     6.75% Pfd., Series C ...........................................................         428,265** (1)
        58,000   Principal Financial Group, 6.518% Pfd. ...........................................       1,615,880*
$    1,250,000   Renaissancere Capital Trust, 8.54% 03/01/27 Capital Security, Series B ...........       1,303,446(1)
       128,350   Renaissancere Holdings Ltd., 6.08% Pfd., Series C ................................       3,072,699** (1)
       109,000   Scottish Re Group Ltd., 7.25% Pfd. ...............................................       2,511,360** (1)
$    1,906,000   Sun Life Canada Capital Trust, 8.526% Capital Security, 144A**** .................       2,007,371(1)
        31,600   Torchmark Capital Trust III, 7.10% Pfd. ..........................................         828,514
$    3,715,000   USF&G Capital, 8.312% 07/01/46 Capital Security, 144A**** ........................       4,689,816
        10,067   XL Capital Ltd., 7.625% Pfd., Series B ...........................................         260,484** (1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                         45,235,321
                                                                                                     --------------
                 UTILITIES -- 21.3%
---------------------------------------------------------------------------------------------------------------------
$      362,000   AGL Capital Trust, 8.17% 06/01/37 Capital Security ...............................         379,327
        45,700   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ........................       4,794,218*
       230,000   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 .................................      11,127,400
$      500,000   COMED Financing II, 8.50% 01/15/27 Capital Security, Series B ....................         522,877
$    2,375,000   COMED Financing III, 6.35% 03/15/33 Capital Security .............................       2,095,700

    The accompanying notes are an integral part of the financial statements.
                                       10

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2006
                     -----------------------------------------------------------

SHARES/$ PAR                                                                                              VALUE
--------------                                                                                          --------

PREFERRED SECURITIES -- (CONTINUED)
                 UTILITIES --  (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
$    4,500,000   Dominion Resources Capital Trust  I, 7.83% 12/01/27 Capital Security .............  $    4,703,769
$    6,750,000   Dominion Resources Capital Trust III, 8.40% 01/15/31 Capital Security ............       8,410,405
       145,000   Entergy Arkansas, Inc., 6.45% Pfd. ...............................................       3,784,500*
        50,000   Entergy Louisiana, Inc., 6.95% Pfd., 144A**** ....................................       5,138,000*
        83,500   FPC Capital I, 7.10% Pfd., Series A ..............................................       2,092,719
       129,400   FPL Group Capital, Inc., 6.60% Pfd. 10/01/66, Series A ...........................       3,344,188
        48,700   Georgia Power Capital Trust  V, 7.125% Pfd. 03/31/42 .............................       1,240,331
$    4,500,000   Houston Light & Power Capital Trust II, 8.257% 02/01/37 Capital Security .........       4,702,950
        30,445   Indianapolis Power & Light Company, 5.65% Pfd. ...................................       2,968,387*
                 Interstate Power & Light Company:
        90,000     7.10% Pfd., Series C ...........................................................       2,348,442*
        38,600     8.375% Pfd., Series B ..........................................................       1,226,322*
$    5,000,000   PECO Energy Capital Trust IV, 5.75% 06/15/33 Capital Security ....................       4,578,055
$    1,800,000   Puget Sound Energy Capital Trust, 8.231% 06/01/27 Capital Security, Series B .....       1,895,220
        22,500   Southern California Edison, 6.00% Pfd. ...........................................       2,301,329*
       151,100   Southern Union Company, 7.55% Pfd. ...............................................       3,939,177*
        10,000   Southwest Gas Capital II, 7.70% Pfd. .............................................         265,938
         5,000   Union Electric Company, $7.64 Pfd. ...............................................         516,100*
         5,000   Virginia Electric & Power Company, $6.98 Pfd. ....................................         515,937*
        30,000   Virginia Power Capital Trust, 7.375% Pfd. 07/30/42 ...............................         767,814
        85,137   Wisconsin Power & Light Company, 6.50% Pfd. ......................................       2,109,806*
-------------------------------------------------------------------------------------------------------------------
                                                                                                         75,768,911
                                                                                                     --------------
                 OIL AND GAS -- 1.5%
---------------------------------------------------------------------------------------------------------------------
$    2,193,000   Enterprise Products Partners, Variable Rate Pfd. .................................       2,383,291
         2,750   EOG Resources, Inc., 7.195% Pfd., Series B .......................................       2,963,922*
-------------------------------------------------------------------------------------------------------------------
                                                                                                          5,347,213
                                                                                                     --------------
                 REAL ESTATE INVESTMENT TRUST (REIT) -- 6.0%
---------------------------------------------------------------------------------------------------------------------
        24,500   BRE Properties, Inc., 8.08% Pfd., Series B .......................................         630,111
        20,000   Equity Office Property Trust, 7.75% Pfd., Series G ...............................         502,500
        85,000   Equity Residential Properties, 8.29% Pfd., Series K ..............................       4,931,700
                 PS Business Parks, Inc.:
       124,620     7.20% Pfd., Series M ...........................................................       3,212,866
        23,538     7.375% Pfd., Series O ..........................................................         607,575
        44,500     7.60% Pfd., Series L ...........................................................       1,145,430
        45,000     7.95% Pfd., Series K ...........................................................       1,185,471

    The accompanying notes are an integral part of the financial statements.
                                       11

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2006
-----------------------------------------------------------

SHARES/$ PAR                                                                                              VALUE
--------------                                                                                          --------

PREFERRED SECURITIES -- (CONTINUED)
                 REAL ESTATE INVESTMENT TRUST (REIT) --  (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                 Public Storage, Inc.:
        25,100     6.18% Pfd., Series D ...........................................................  $      609,460
       122,850     6.45% Pfd., Series F ...........................................................       3,055,894
        30,000     6.85% Pfd., Series Y ...........................................................         772,800
       120,000     7.25% Pfd., Series K ...........................................................       3,157,500
         5,100     7.625% Pfd., Series T ..........................................................         129,731
        60,000   Realty Income Corp., 6.75% Pfd., Series E ........................................       1,509,600
-------------------------------------------------------------------------------------------------------------------
                                                                                                         21,450,638
                                                                                                     --------------
                 MISCELLANEOUS INDUSTRIES -- 1.4%
---------------------------------------------------------------------------------------------------------------------
         1,395   Centaur Funding Corporation, 9.08% Pfd. 04/21/20 144A**** ........................       1,659,297
        40,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ..............................       3,574,000*
-------------------------------------------------------------------------------------------------------------------
                                                                                                          5,233,297
                                                                                                     --------------
                 U.S. GOVERNMENT SECURITIES -- 0.2%
---------------------------------------------------------------------------------------------------------------------
        16,800   Federal Home Loan Mortgage, Adj. Rate Pfd., Series B .............................         697,200*
-------------------------------------------------------------------------------------------------------------------
                                                                                                            697,200
                                                                                                     --------------
                TOTAL PREFERRED SECURITIES
                  (Cost $280,015,554) .............................................................     290,843,214
                                                                                                     --------------
CORPORATE DEBT SECURITIES -- 17.6%
                 FINANCIAL SERVICES -- 1.9%
---------------------------------------------------------------------------------------------------------------------
$    4,827,218   Lehman Brothers, Guaranteed Note, Variable Rate, 12/16/16, 144A**** ..............       4,492,851
$    1,200,000   Morgan Stanley Finance PLC, 8.03% 02/28/17 .......................................       1,235,880
        40,900   Saturns-GS, 6.00% 02/15/33, Series Goldman Sachs .................................       1,023,011
-------------------------------------------------------------------------------------------------------------------
                                                                                                          6,751,742
                                                                                                     --------------
                 INSURANCE -- 5.1%
---------------------------------------------------------------------------------------------------------------------
        20,000   American Financial Group, Inc., 7.125% 02/03/34, Senior Note .....................         533,400
$    2,000,000   Farmers Exchange Capital, 7.20% 07/15/48, 144A**** ...............................       2,134,200
$    7,577,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ..............................       8,115,020
$    7,000,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes ..........................       7,569,072
-------------------------------------------------------------------------------------------------------------------
                                                                                                         18,351,692
                                                                                                     --------------

    The accompanying notes are an integral part of the financial statements.
                                       12

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2006
                     -----------------------------------------------------------

SHARES/$ PAR                                                                                              VALUE
--------------                                                                                          --------

CORPORATE DEBT SECURITIES -- (CONTINUED)
                 UTILITIES -- 4.6%
---------------------------------------------------------------------------------------------------------------------
        27,200   Corp-Backed Trust Certificates, 7.875% 02/15/32, Series Duke Capital .............  $      720,800
$    4,000,000   Duquesne Light Holdings, 6.25% 08/15/35 ..........................................       3,697,036
         5,000   Entergy Mississippi, Inc., 7.25%, 1st Mortgage ...................................         126,875
$    4,000,000   Interstate Power & Light Company, 6.45% 10/15/33, Senior Notes ...................       4,236,800
        62,000   PPL Energy Supply LLC, 7.00% 07/15/46 ............................................       1,627,500
$    1,220,000   Southern Union Company, 7.60% 02/01/24, Senior Notes .............................       1,326,101
$    4,000,000   Wisconsin Electric Power Company, 6.875% 12/01/95 ................................       4,516,024
-------------------------------------------------------------------------------------------------------------------
                                                                                                         16,251,136
                                                                                                     --------------
                 OIL AND GAS -- 3.3%
---------------------------------------------------------------------------------------------------------------------
$    2,500,000   KN Energy, Inc., 7.45% 03/01/98 ..................................................       2,407,225
       356,200   Nexen, Inc., 7.35% Subordinated Notes ............................................       9,183,299(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                                         11,590,524
                                                                                                     --------------
                 MISCELLANEOUS INDUSTRIES -- 2.7%
---------------------------------------------------------------------------------------------------------------------
        20,000   Corp-Backed Trust Certificates, 7.00% 11/15/28, Series FON .......................         507,000
        19,625   Ford Motor Company, 7.50% 06/10/43, Senior Notes .................................         359,383
$    6,265,000   General Motors Corporation, 8.80% 03/01/21 .......................................       5,768,812
                 Pulte Homes, Inc.:
        25,844     7.375% 06/01/46 ................................................................         678,470
$    2,160,000     7.875% 06/15/32, Senior Notes ..................................................       2,443,271
-------------------------------------------------------------------------------------------------------------------
                                                                                                          9,756,936
                                                                                                     --------------
                TOTAL CORPORATE DEBT SECURITIES
                  (Cost $62,095,278) ..............................................................      62,702,030
                                                                                                     --------------
OPTION CONTRACTS -- 0.1%
           300   March Call Options on March U.S. Treasury Bond Futures, Expiring 02/23/07 ........         215,625+
         2,360   March Put Options on March U.S. Treasury Bond Futures, Expiring 02/23/07 .........         160,172+
-------------------------------------------------------------------------------------------------------------------
                TOTAL OPTION CONTRACTS
                  (Cost $725,711) .................................................................         375,797
                                                                                                     --------------

    The accompanying notes are an integral part of the financial statements.
                                       13

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2006
-----------------------------------------------------------

SHARES/$ PAR                                                                                              VALUE
--------------                                                                                          --------
MONEY MARKET FUND -- 0.5%
     1,702,200   BlackRock Provident Institutional, TempFund ......................................  $    1,702,200
-------------------------------------------------------------------------------------------------------------------
                TOTAL MONEY MARKET FUND
                  (Cost $1,702,200) ...............................................................       1,702,200
                                                                                                     --------------

 TOTAL INVESTMENTS (Cost $344,538,743***) .........................................        99.8%        355,623,241
 OTHER ASSETS AND LIABILITIES (Net) ...............................................         0.2%            554,580
                                                                                      ---------      --------------
 TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED STOCK ...................       100.0%++   $  356,177,821
                                                                                      ---------      --------------
 AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE ...........................................    (128,500,000)
                                                                                                     --------------
 TOTAL NET ASSETS AVAILABLE TO COMMON STOCK .......................................................  $  227,677,821
                                                                                                     ==============

-----------------------------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**     Securities distributing Qualified Dividend Income only.
***    Aggregate cost of securities held.
**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors.
(1)    Foreign Issuer.
(2) All or a portion of this security has been pledged as collateral for written option positions.
+      Non-income producing.
++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

          ABBREVIATIONS:
PFD.   -- Preferred Securities
PVT.   -- Private Placement Securities
REIT   -- Real Estate Investment Trust

OPEN OPTION CONTRACTS WRITTEN

CONTRACTS        CONTRACT DESCRIPTION                                                                                     VALUE
--------------   --------------------                                                                                 ------------
           300   March Call Options on March U.S. Treasury Bond Futures,
                   Expiring 02/23/07, Strike Price 112 ............................................................   $   (848,438)+
-----------------------------------------------------------------------------------------------------------------------------------
                TOTAL OPEN OPTION CONTRACTS WRITTEN (premiums received: $566,935) .................................       (848,438)
                                                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.
                                       14

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 2006
                     -----------------------------------------------------------

ASSETS:
   Investments, at value (Cost $344,538,743) .....................................                       $355,623,241
   Dividends and interest receivable .............................................                          4,540,070
   Prepaid expenses ..............................................................                             77,123
                                                                                                         ------------
           Total Assets ..........................................................                        360,240,434

LIABILITIES:
   Payable for securities purchased ..............................................   $ 2,803,000
   Dividends payable to Common Stock Shareholders ................................        86,062
   Investment advisory fee payable ...............................................       157,400
   Administration, Transfer Agent and Custodian fees payable .....................        39,391
   Servicing agent fees payable ..................................................        16,685
   Professional fees payable .....................................................        65,688
   Directors' fees payable .......................................................           433
   Accrued expenses and other payables ...........................................        17,999
   Accumulated undeclared distributions to Auction Market
        Preferred Stock Shareholders .............................................        27,517
   Outstanding options written, at value (premiums received $566,935) ............       848,438
                                                                                     -----------
           Total Liabilities .....................................................                          4,062,613
                                                                                                         ------------
AUCTION MARKET PREFERRED STOCK (5,140 SHARES OUTSTANDING)
        REDEMPTION VALUE .........................................................                        128,500,000
                                                                                                         ------------
NET ASSETS AVAILABLE TO COMMON STOCK .............................................                       $227,677,821
                                                                                                         ============


NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income ..............................                       $   (632,897)
   Accumulated net realized loss on investments sold .............................                        (13,677,772)
   Unrealized appreciation of investments ........................................                         10,802,998
   Par value of Common Stock .....................................................                             97,763
   Paid-in capital in excess of par value of Common Stock ........................                        231,087,729
                                                                                                         ------------
           Total Net Assets Available to Common Stock ............................                       $227,677,821
                                                                                                         ============


NET ASSET VALUE PER SHARE OF COMMON STOCK:
     Common Stock (9,776,333 shares outstanding) .................................                       $      23.29
                                                                                                         ============

    The accompanying notes are an integral part of the financial statements.
                                       15

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2006
-----------------------------------------------------------

INVESTMENT INCOME:
     Dividends+ ................................................................                       $   12,314,374
     Interest ..................................................................                           10,947,055
                                                                                                       --------------
          Total Investment Income ..............................................                           23,261,429

EXPENSES:
     Investment advisory fee ...................................................  $    1,888,546
     Servicing agent fee .......................................................         197,709
     Administrator's fee .......................................................         261,662
     Auction Market Preferred broker commissions and
        auction agent fees .....................................................         332,136
     Professional fees .........................................................         119,136
     Insurance expense .........................................................         160,150
     Transfer agent fees .......................................................          64,687
     Directors' fees ...........................................................          70,175
     Custodian fees ............................................................          40,686
     Compliance fees ...........................................................          38,447
     Other .....................................................................         103,102
          Total Expenses .......................................................                            3,276,436
                                                                                                       --------------
NET INVESTMENT INCOME ..........................................................                           19,984,993
                                                                                                       --------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
     Net realized gain/(loss) on investments sold during the year ..............                              448,466
     Net realized gain from written options ....................................                              498,885
     Change in net unrealized appreciation/depreciation of investments
        held during the year ...................................................                            9,275,005
                                                                                                       --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ................................                           10,222,356
                                                                                                       --------------

DISTRIBUTIONS TO AUCTION MARKET PREFERRED STOCK
   SHAREHOLDERS:
     From net investment income (including changes in accumulated
        undeclared distributions) ..............................................                           (6,219,883)
                                                                                                       --------------
NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING
   FROM OPERATIONS .............................................................                       $   23,987,466
                                                                                                       ==============

-----------
  + For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.
                                       16

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
                ----------------------------------------------------------------



                                                                                    YEAR ENDED            YEAR ENDED
                                                                                 NOVEMBER 30, 2006    NOVEMBER 30, 2005
                                                                                 -----------------    -----------------
OPERATIONS:
     Net investment income .....................................................  $    19,984,993      $    18,987,463
     Net realized gain/(loss) on investments sold during the year ..............          947,351             (132,916)
     Change in net unrealized appreciation/depreciation of investments
        held during the year ...................................................        9,275,005           (8,284,351)
     Distributions to AMPS* Shareholders from net investment income,
        including changes in accumulated undeclared distributions ..............       (6,219,883)          (3,970,354)
                                                                                  ---------------      ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................       23,987,466            6,599,842

DISTRIBUTIONS:
     Dividends paid from net investment income to Common Stock
        Shareholders(1) ........................................................      (15,324,402)         (17,926,932)
                                                                                  ---------------      ---------------
TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ...............................      (15,324,402)         (17,926,932)

FUND SHARE TRANSACTIONS:
     Increase from shares issued under the Dividend Reinvestment
        and Cash Purchase Plan .................................................               --              536,884
                                                                                  ---------------      ---------------
NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
        RESULTING FROM FUND SHARE TRANSACTIONS .................................               --              536,884

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO                                ---------------      ---------------
    COMMON STOCK FOR THE YEAR ..................................................  $     8,663,064      $   (10,790,206)
                                                                                  ===============      ===============
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of year .........................................................  $   219,014,757      $   229,804,963
     Net increase/(decrease) in net assets during the year .....................        8,663,064          (10,790,206)
                                                                                  ---------------      ---------------
     End of year (including distributions in excess of net investment
        income of ($632,897) and of ($544,857), respectively) ..................  $   227,677,821      $   219,014,757
                                                                                  ===============      ===============

----------
  *   Auction Market Preferred Stock.
(1)   May include income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.
                                       17

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
------------------------------------------------------------
     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                               YEAR             YEAR            YEAR         FOR THE PERIOD FROM
                                                               ENDED            ENDED          ENDED         AUGUST 29, 2003(1)
                                                             NOVEMBER 30,     NOVEMBER 30,    NOVEMBER 30,           THROUGH
                                                                2006             2005             2004         NOVEMBER 30, 2003
                                                             ------------     ------------    ------------     -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....................   $      22.40     $      23.56    $      24.33     $     23.82(2)
                                                             ------------     ------------    ------------     -----------
INVESTMENT OPERATIONS:
Net investment income ....................................           2.04             1.94            1.95            0.30
Net realized and unrealized gain/(loss) on investments ...           1.06            (0.86)          (0.55)           0.55
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income ...............................          (0.64)           (0.41)          (0.19)          (0.01)
From net realized capital gains ..........................             --               --              --              --
                                                             ------------     ------------    ------------     -----------
Total from investment operations .........................           2.46             0.67            1.21            0.84
                                                             ------------     ------------    ------------     -----------
COST OF ISSUANCE OF AMPS*                                              --               --            0.01           (0.17)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income ...............................          (1.57)           (1.83)          (1.99)          (0.16)
                                                             ------------     ------------    ------------     -----------
Total distributions to Common Stock Shareholders .........          (1.57)           (1.83)          (1.99)          (0.16)
                                                             ------------     ------------    ------------     -----------
Net asset value, end of period ...........................   $      23.29     $      22.40    $      23.56     $     24.33
                                                             ============     ============    ============     ===========
Market value, end of period ..............................   $      22.08     $      19.70    $      24.15     $     25.16
                                                             ============     ============    ============     ===========
Total investment return based on net asset value** .......         12.30%            3.27%           5.22%           2.82%****(3)
                                                             ============     ============    ============     ===========
Total investment return based on market value** ..........         21.06%          (11.41%)          4.30%           1.31%****(3)
                                                             ============     ============    ============     ===========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS:
     Total net assets, end of period (in 000's) ..........   $    227,678     $    219,015    $    229,805     $   235,499
     Operating expenses ..................................           1.50%            1.47%           1.51%           1.34%***
     Net investment income + .............................           6.28%            6.51%           7.33%           4.86%***
----------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate .............................             68%              38%             79%             56%****
     Total net assets available to Common and Preferred Stock,
       end of period (in 000's) ..........................   $    356,178     $    347,515    $    358,305     $   363,999
     Ratio of operating expenses to total average net assets
       available to Common and Preferred Stock ...........           0.94%            0.94%           0.97%           1.11%***

   * Auction Market Preferred Stock.
  ** Assumes reinvestment of  distributions  at the price obtained by the Fund's
     Dividend  Reinvestment  and  Cash  Purchase  Plan.
 *** Annualized.
**** Not annualized.
  + The net investment income ratios reflect income net of operating expenses and payments to AMPS* Shareholders.
 ++  Information  presented  under heading Supplemental Data includes AMPS*.
(1)  Commencement of operations.
(2) Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.
(3) Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (August 29, 2003) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.
                                       18

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                           PER SHARE OF COMMON STOCK (UNAUDITED)
                     -----------------------------------------------------------


                                                                             TOTAL                                       DIVIDEND
                                                                           DIVIDENDS   NET ASSET        NYSE           REINVESTMENT
                                                                              PAID       VALUE      CLOSING PRICE       PRICE (1)
                                                                          ----------   ---------    -------------     -------------
December 31, 2005 .....................................................   $0.1400      $22.59          $19.16          $19.39
January 31, 2006 ......................................................    0.1400       22.58           20.43           20.52
February 28, 2006 .....................................................    0.1400       22.62           20.69           20.87
March 31, 2006 ........................................................    0.1275       22.41           19.81           19.89
April 30, 2006 ........................................................    0.1275       22.18           19.45           19.62
May 31, 2006 ..........................................................    0.1275       22.15           19.60           19.80
June 30, 2006 .........................................................    0.1275       21.93           19.12           19.39
July 31, 2006 .........................................................    0.1275       21.87           19.73           19.88
August 31, 2006 .......................................................    0.1275       22.41           20.44           20.59
September 30, 2006 ....................................................    0.1275       22.63           20.21           20.33
October 31, 2006 ......................................................    0.1275       22.89           20.96           21.17
November 30, 2006 .....................................................    0.1275       23.29           22.08           22.24

--------------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.
                                       19

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
-----------------------------------------------------------
     The table below sets out information with respect to Auction Market Preferred Stock (AMPS) currently outstanding.


                                                                             INVOLUNTARY              AVERAGE
                                                         ASSET               LIQUIDATING              MARKET
                             TOTAL SHARES              COVERAGE              PREFERENCE                VALUE
          DATE              OUTSTANDING (1)          PER SHARE (2)           PER SHARE            PER SHARE(1)(3)
      ------------         ----------------          -------------         -------------        -----------------
         11/30/06              5,140                  $ 69,301               $ 25,000               $ 25,000
         11/30/05              5,140                    67,650                 25,000                 25,000
         11/30/04              5,140                    69,732                 25,000                 25,000
         11/30/03              5,140                    70,831                 25,000                 25,000

-------------
(1) See note 6.
(2) Calculated by subtracting the Fund's total liabilities (excluding the AMPS and accumulated undeclared distributions to AMPS) from the Fund's total assets and dividing that amount by the number of AMPS shares outstanding.
(3) Excludes accumulated undeclared dividends.


    The accompanying notes are an integral part of the financial statements.
                                       20

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------


1.   ORGANIZATION

     Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on July 18, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to provide its common shareholders with high current income. The Fund's secondary investment objective is capital appreciation.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with the U.S. generally accepted accounting principles ("US GAAP") and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of its Auction Market Preferred Stock ("AMPS").

     The Fund's preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund,

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities.

     OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

taxable net investment income to its shareholders. Therefore, no federal income tax provision will be required.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences,
(2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to AMPS Shareholders, during 2006 and 2005 was as follows:


                    DISTRIBUTIONS PAID IN FISCAL YEAR 2006        DISTRIBUTIONS PAID IN FISCAL YEAR 2005
                    --------------------------------------        --------------------------------------
                    ORDINARY INCOME    LONG-TERM CAPITAL GAINS     ORDINARY INCOME    LONG-TERM CAPITAL GAINS
                    ---------------    -----------------------     ---------------    -----------------------
Common                $15,324,402                $0                  $17,926,932                 $0
Preferred              $6,219,883                $0                  $ 3,970,354                 $0

     As of November 30, 2006, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock shareholders, on a tax basis were as follows:


                                    UNDISTRIBUTED               UNDISTRIBUTED               NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD        ORDINARY INCOME             LONG-TERM GAIN        APPRECIATION/(DEPRECIATION)
---------------------------        ---------------             --------------        --------------------------
         ($11,694,962)                  $554,071                      $0                      $9,105,657

     At November 30, 2006, the composition of the Fund's $11,694,962 accumulated realized capital losses was $573,838, $8,529,240, $943,555 and $1,648,329 in
2003, 2004, 2005 and 2006, respectively. These losses may be carried forward and offset against any future capital gains through 2011, 2012, 2013 and 2014, respectively. The Fund also had a Post October Capital loss deferral of $76,325.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

     RECLASSIFICATION OF ACCOUNTS: During the year ended November 30, 2006, reclassifications were made in the Fund's capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2006. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:
                                UNDISTRIBUTED           ACCUMULATED NET REALIZED
         PAID-IN CAPITAL     NET INVESTMENT INCOME       GAIN ON INVESTMENTS
         ---------------     ---------------------       -------------------
           ($8,400)              $1,471,252                   ($1,462,852)

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $16,500 of Federal excise taxes attributable to calendar year 2006. The Fund paid $8,401 of Federal excise taxes attributable to calendar year 2005 in March 2006.

     ADDITIONAL ACCOUNTING STANDARDS: In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

     In addition, in September 2006, Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

     Management is currently evaluating the impact the adoption of FIN48 and SFAS 157 will have on the Fund's financial statements.

3. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the first $200 million of the Fund's average weekly total managed assets, 0.50% of the next $300 million of the Fund's average weekly total managed assets, and 0.45% of the Fund's average weekly total managed assets above $500 million.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

     For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund minus the sum of accrued liabilities. For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

     Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

     PFPC Inc., a member of the PNC Financial Services Group, Inc. ("PNC Financial Services"), serves as the Fund's Administrator. As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

     PFPC Inc. also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PFPC Inc.'s services, the Fund pays PFPC Inc. a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to
Common Stock above $500 million, plus certain out-of-pocket expenses. For purpose of calculating such fee, the Fund's average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets, and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser or the Servicing Agent a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

     The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.   PURCHASES AND SALES OF SECURITIES

     For the year ended  November 30, 2006,  the cost of purchases  and proceeds
from  sales  of  securities   excluding   short-term   investments,   aggregated
$238,667,566 and $232,100,822, respectively.

     At November 30, 2006, the aggregate cost of securities for federal income tax purposes was $346,517,584, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $12,580,289 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $ 3,474,632.


Written option transactions during the year ended November 30, 2006 are summarized as follows:


                                                        CONTRACT      PREMIUMS
                                                         AMOUNTS      RECEIVED
                                                       -------------------------
Written options outstanding at beginning of year .....     345      $   731,486
--------------------------------------------------------------------------------
Options Opened .......................................   1,151        2,356,504
Options Exercised ....................................       0                0
Options Expired ......................................       0                0
Options Closed .......................................  (1,196)      (2,521,055)
--------------------------------------------------------------------------------
Written options outstanding at end of year ...........     300      $   566,935

5.   COMMON STOCK

     At November 30, 2006, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock Transactions were as follows:


                                                                              YEAR ENDED                          YEAR ENDED
                                                                               11/30/06                            11/30/05
                                                                    -----------------------------        ---------------------------
                                                                      SHARES            AMOUNT             SHARES       AMOUNT
                                                                    ----------        ----------         ----------   ----------
Shares issued under the Dividend Reinvestment and
   Cash Purchase Plan ..........................................            --        $       --             22,381   $  536,884
                                                                    ----------        ----------         ----------   ----------

6.   AUCTION MARKET PREFERRED STOCK (AMPS)

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The AMPS, which consists of Series T7 and W28, are senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of AMPS are cumulative.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

     The Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, AMPS at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     An auction of the AMPS is generally held every 7 days for Series T7 and every 28 days for Series W28. Existing AMPS Shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. AMPS Shareholders may also trade shares in the secondary market, if any, between auction dates.

     At November 30, 2006, 2,570 shares for each of Series T7 and W28 of Auction Market Preferred Shares were outstanding at the annualized rate of 5.10% and 5.218% for each of Series T7 and W28, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred and debt securities. This includes fully taxable (hybrid) preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD"). Under normal market conditions, at least 50% of the value of the Fund's total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utility industry and at least 25% of its total assets issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

     The Fund may invest up to 20% of its total assets in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in any case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

     The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be considered debt securities to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

8.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions, and certain credit derivative transactions, including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.   SECURITIES LENDING

     The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. There were no securities lent as of November 30, 2006. Income from securities lending for fiscal year 2006 was $7,637.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Flaherty & Crumrine/Claymore Total Return Fund Incorporated

     We have audited the accompanying statement of assets and liabilities of the Flaherty & Crumrine/Claymore Total Return Fund Incorporated, including the portfolio of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Flaherty & Crumrine/Claymore Total Return Fund Incorporated, as of November 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.



/S/ KPMG LLP

Boston, Massachusetts
January 17, 2007

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
SUPPLEMENTARY TAX INFORMATION (UNAUDITED)
----------------------------------------

    Distributions to Common Stock and AMPS Shareholders are characterized as follows for purposes of Federal income taxes:

     FISCAL YEAR 2006

                                           INDIVIDUAL SHAREHOLDER              CORPORATE SHAREHOLDER
                                                       ORDINARY                           ORDINARY
                                           QDI          INCOME                 DRD         INCOME
     AMPS and Common Stock               26.69%         73.31%               18.50%        81.50%

     CALENDAR YEAR 2006

                                          INDIVIDUAL SHAREHOLDER              CORPORATE SHAREHOLDER
                                                       ORDINARY                           ORDINARY
                                           QDI          INCOME                 DRD         INCOME
     AMPS                                26.80%         73.20%               18.49%        81.51%
     Common Stock                        26.75%         73.25%               18.50%        81.50%


     Qualified Dividend Income ("QDI") distributions are taxable at a maximum 15% personal tax rate.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                              ADDITIONAL INFORMATION (UNAUDITED)
                                              ----------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in their own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2006, $1,851 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
---------------------------------------------

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc. or by calling PFPC Inc., directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The  Plan  is  described  in  more  detail  in the  Fund's  Plan  brochure.
Information   concerning   the  Plan  may  be   obtained   from  PFPC  Inc.   at
1-800-331-1710.

ADDITIONAL COMPENSATION AGREEMENT

     The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.15% of the Fund's total managed assets for certain services, including after-market support services designed to maintain the visibility of the Fund.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 16, 2006. This filing, as well as the Fund's proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at WWW.SEC.GOV. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at WWW.FCCLAYMORE.COM.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2006. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

CERTIFICATIONS

     Included in the Annual Written Affirmation submitted to the New York Stock Exchange, Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified that, as of May 22, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
---------------------------------------------

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                        PRINCIPAL           NUMBER OF FUNDS
                                            TERM OF OFFICE            OCCUPATION(S)         IN FUND COMPLEX
NAME, ADDRESS,              POSITION(S)      AND LENGTH OF             DURING PAST             OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                    HELD WITH FUND    TIME SERVED*               FIVE YEARS            BY DIRECTOR       HELD BY DIRECTOR
-------------------------- -------------- -------------------  ---------------------------  --------------  ------------------------
NON-INTERESTED
DIRECTORS:

DAVID GALE+                   Director    Class I Director     President & CEO of                  4      Metromedia
Delta Dividend Group, Inc.                    since            Delta Dividend                             International Group, Inc.
220 Montgomery Street                      August 2003         Group, Inc. (investments).                 (telecommunications);
Suite 426                                                                                                 Director, Flaherty &
San Francisco, CA 94104                                                                                   Crumrine Preferred
Age: 57                                                                                                   Income Fund, Flaherty
                                                                                                          & Crumrine Preferred
                                                                                                          Income Opportunity
                                                                                                          Fund and Flaherty &
                                                                                                          Crumrine/Claymore
                                                                                                          Preferred Securities
                                                                                                          Income Fund.

MORGAN GUST                   Director    Class II Director    President of Giant                  4      CoBiz, Inc. (financial
301 E. Colorado Boulevard                     since            Industries, Inc. (petroleum                services); Flaherty &
Suite 720                                  August 2003         refining and marketing) since              Crumrine Preferred
Pasadena, CA 91101                                             March 2002; and for more                   Income Fund,Flaherty
Age: 59                                                        than five years prior thereto,             & Crumrine Preferred
                                                               Executive Vice President,                  Income Opportunity
                                                               and various other Vice                     Fund and Flaherty &
                                                               President positions at                     Crumrine/Claymore
                                                               Giant Industries, Inc.                     Preferred Securities
                                                                                                          Income Fund.

------------------------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTOR - three year term expires at the Fund's 2008 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.
                                 CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                   ---------------------------------------------

                                                                        PRINCIPAL           NUMBER OF FUNDS
                                            TERM OF OFFICE            OCCUPATION(S)         IN FUND COMPLEX
NAME, ADDRESS,              POSITION(S)      AND LENGTH OF             DURING PAST             OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                    HELD WITH FUND    TIME SERVED*               FIVE YEARS            BY DIRECTOR       HELD BY DIRECTOR
-------------------------- -------------- -------------------  ---------------------------  --------------  ------------------------
NON-INTERESTED
DIRECTORS:
----------
KAREN H. HOGAN+               Director    Class II Director    Retired; Community                  4      Flaherty & Crumrine
301 E. Colorado Boulevard                     since            Volunteer; from September                  Preferred Income Fund,
Suite 720                                   July 2005          1985 to January 1997,                      Flaherty & Crumrine
Pasadena, CA 91101                                             Senior Vice President of                   Preferred Income
Age: 45                                                        Preferred Stock Origination                Opportunity Fund and
                                                               at Lehman Brothers and                     Flaherty & Crumrine/
                                                               previously, Vice President                 Claymore Preferred
                                                               of New Product Development.                Securities Income Fund.

ROBERT F. WULF                Director    Class III Director   Financial Consultant;               4      Flaherty & Crumrine
P.O. Box 753                                  since            Trustee, University of                     Preferred Income Fund,
Neskowin, Oregon 97149                     August 2003         Oregon Foundation;                         Flaherty & Crumrine
Age: 69                                                        Trustee, San Francisco                     Preferred Income
                                                               Theological Seminary.                      Opportunity Fund and
                                                                                                          Flaherty & Crumrine/
                                                                                                          Claymore Preferred
                                                                                                          Securities Income Fund.
INTERESTED DIRECTOR:
DONALD F. CRUMRINE++          Director,   Class III Director   Chairman of the Board               4      Flaherty & Crumrine
301 E. Colorado Boulevard      Chairman          since         and Director of Flaherty &                 Preferred Income Fund,
Suite 720                    of the Board     August 2003      Crumrine Incorporated.                     Flaherty & Crumrine
Pasadena, CA 91101            and Chief                                                                   Preferred Income
Age: 59                    Executive Officer                                                              Opportunity Fund and
                                                                                                          Flaherty & Crumrine/
                                                                                                          Claymore Preferred
                                                                                                          Securities Income Fund.

------------------------------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                                 CLASS I DIRECTOR - three year term expires at the Fund's 2008 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.
                                 CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified. CLASS III DIRECTORS - three year term expires at the Fund's 2007 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.
++ "Interested person" of the Fund as defined in the Investment Company Act of 1940. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
---------------------------------------------

                                                                        PRINCIPAL
                                            TERM OF OFFICE            OCCUPATION(S)
NAME, ADDRESS,              POSITION(S)      AND LENGTH OF             DURING PAST
AND AGE                    HELD WITH FUND    TIME SERVED*               FIVE YEARS
-------------------------- -------------- -------------------  ---------------------------
OFFICERS:

ROBERT M. ETTINGER            President          Since         President and Director of Flaherty &
301 E. Colorado Boulevard                     August 2003      Crumrine Incorporated.
Suite 720
Pasadena, CA 91101
Age: 48

R. ERIC CHADWICK           Chief Financial       Since         Diresctor of Flaherty & Crumrine
301 E. Colorado Boulevard   Officer, Vice     August 2003      Incorporated since June 2006; Vice
Suite 720                     President                        President of Flaherty & Crumrine
Pasadena, CA 91101           and Treasurer                     Incorporated since August 2001; and
Age: 31                                                        previously (since January 1999)
                                                               portfolio manager of Flaherty &
                                                               Crumrine Incorporated.

CHAD C. CONWELL            Chief Compliance      Since         Chief Compliance Officer of Flaherty &
301 E. Colorado Boulevard    Officer, Vice     July 2005       Crumrine Incorporated since September
Suite 720                    President and                     2005; since July 2005, Vice President of
Pasadena, CA 91101             Secretary                       Flaherty &Crumrine Incorporated; from
Age: 34                                                        September 1998 through June 2005,
                                                               Attorney with Paul, Hastings, Janofsky
                                                               & Walker LLP.

BRADFORD S. STONE           Vice President       Since         Diresctor of Flaherty & Crumrine
392 Springfield Avenue       and Assistant     August 2003     Incorporated since June 2006; Vice
Mezzanine Suite                Treasurer                       President of Flaherty & Crumrine
Summit, NJ 07901                                               Incorporated since May 2003; from
Age: 47                                                        June 2001 to April 2003, Director
                                                               of US Market Strategy at Barclays
                                                               Capital.

NICHOLAS DALMASO            Vice President       Since
2455 Corporate West Drive    and Assistant     August 2003     Director of Claymore Group, LLC
Lisle, IL 60532                Secretary                       since January 2002. Senior Managing
Age: 41                                                        Director and General Counsel of
                                                               Claymore Securities, Inc. since
                                                               November 2001 and Claymore Advisors,
                                                               LLC since October 2003. Partner of DBN
                                                               Group, LLC since April 2001. Assistant
                                                               General Counsel of Nuveen Investments
                                                               from July 1999 to November 2001.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                   ---------------------------------------------

                                                                        PRINCIPAL
                                            TERM OF OFFICE            OCCUPATION(S)
NAME, ADDRESS,              POSITION(S)      AND LENGTH OF             DURING PAST
AND AGE                    HELD WITH FUND    TIME SERVED*               FIVE YEARS
-------------------------- -------------- -------------------  ---------------------------
OFFICERS:

CHRISTOPHER D. RYAN         Vice President       Since         Vice President of Flaherty & Crumrine
301 E. Colorado Boulevard                      April 2005      Incorporated since February 2004;
Suite 720                                                      October 2002 to February 2004,
Pasadena, CA 91101                                             Product Analyst of Flaherty & Crumrine
Age: 39                                                        Incorporated. From 1999 to 2002, graduate
                                                               student.

LAURIE C. LODOLO               Assistant         Since         Assistant Compliance Officer of Flaherty
301 E. Colorado Boulevard     Compliance       July 2004       & Crumrine Incorporated since August
Suite 720                 Officer, Assistant                   2004; since February 2004, Secretary of
Pasadena, CA 91101          Treasurer and                      Flaherty & Crumrine Incorporated; Since
Age: 43                   Assistant Secretary                  January 1987, Account Administrator of
                                                               Flaherty & Crumrine Incorporated.

                      [This page intentionally left blank]

DIRECTORS
   Donald F. Crumrine, CFA
     Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chief Executive Officer
   Robert M. Ettinger, CFA
     President
   R. Eric Chadwick,  CFA
     Chief Financial  Officer,
     Vice President and Treasurer
   Chad  C.  Conwell
     Chief  Compliance  Officer,
     Vice  President  and  Secretary
   Bradford S. Stone
     Vice President and
     Assistant Treasurer
   Nicholas Dalmaso
     Vice President and Assistant Secretary
   Christopher D. Ryan, CFA
     Vice President
   Laurie C. Lodolo
     Assistant Compliance Officer,
     Assistant Treasurer and
     Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

SERVICING AGENT
   Claymore Securities, Inc.
   1-866-233-4001

QUESTIONS  CONCERNING YOUR SHARES OF FLAHERTY &
   CRUMRINE/CLAYMORE  TOTAL RETURN FUND?
   o If your shares are held in a Brokerage
     Account, contact your Broker.
   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer
     Agent --
               PFPC Inc. 1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.




                                [GRAPHIC OMITTED]
                               LIGHTHOUSE GRAPHIC
                          FLAHERTY & CRUMRINE/CLAYMORE

                               TOTAL RETURN FUND


                                     ANNUAL
                                     REPORT

                                NOVEMBER 30, 2006


                               www.fcclaymore.com

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are "independent," as defined by the Securities and Exchange Commission.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,800 for 2006 and $38,500 for 2005.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2005.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,700 for 2006 and $6,400 for 2005.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $14,900 for 2006 and $13,700 for 2005. These services consist of the principal accountant providing a "Quarterly Agreed-Upon-Procedures Report on Articles Supplementary". These Agreed-Upon-Procedures ("AUP") are requirements arising from the Articles Supplementary creating the Fund's preferred stock. Specifically, the credit rating agencies require such AUP be undertaken in order to maintain the preferred stock's rating.

  (e)(1) The Fund's Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2005.

     (h) Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are:
David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                  ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated ("F&C") acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the "Funds"):

As adviser to the "U.S. Funds" Flaherty & Crumrine Preferred Income Fund
                               Flaherty & Crumrine Preferred Income Opportunity Fund
                               Flaherty & Crumrine/Claymore Preferred Securities Income Fund
                               Flaherty & Crumrine/Claymore Total Return Fund

As sub-adviser
to the "Canadian Funds"        Flaherty & Crumrine Investment Grade Fixed Income
                               Fund
                               Flaherty & Crumrine Investment Grade Preferred
                               Fund

F&C's authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves


PURPOSE

These policies and procedures are designed to satisfy F&C's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where F&C's interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby F&C exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and F&C will make available to such clients and Fund shareholders the record of F&C's votes promptly upon request and to the extent required by Federal law and regulations.

FUNDAMENTAL STANDARD

F&C will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.


GENERAL

F&C has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where F&C may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., F&C will apply the same principles as would apply to common or preferred stock, MUTATIS MUTANDIS.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where F&C does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

F&C may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, F&C will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, F&C will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to F&C in making a decision how to vote.

For purposes of decision making, F&C will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where F&C may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where F&C has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where F&C has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

F&C will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. F&C may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, F&C will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, F&C will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

In cases where the voting of proxies would not justify the time and costs involved, F&C may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of F&C's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.


VOTING OF COMMON STOCK PROXIES

F&C categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, F&C normally will vote in favor of management's recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, F&C, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.


VOTING OF PREFERRED STOCK PROXIES

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, F&C will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), F&C will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. F&C will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, F&C does not intend to vote such proxies since the time and costs would outweigh the benefits.


ACTUAL AND APPARENT CONFLICTS OF INTEREST

Potential conflicts of interest between F&C and F&C's clients may arise when F&C's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of F&C's clients.

F&C will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, F&C will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds) in instances when a material conflict of interest may be apparent. F&C must describe the conflict to the client and state F&C's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), F&C will vote in accordance with the recommendation it had made to the client.

In all such instances, F&C will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.


AMENDMENT OF THE POLICIES AND PROCEDURES

These policies and procedures may be modified at any time by action of the Board of Directors of F&C but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to F&C's clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds' websites and will be disclosed in reports to shareholders as required by law.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under "Item 2 - Codes of Ethics" and "Item 7 - Proxy Voting Policies."

(A)(1)
PORTFOLIO MANAGERS

R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(A)(2)
OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of November 30, 2006:


                                                                                                                 # of Accounts
                                                                                Total                          Managed for which
      Name of Portfolio Manager OR                                         # of Accounts     Total Assets       Advisory Fee is
               TEAM MEMBER                     TYPE OF ACCOUNTS                MANAGED           (MM)        Based on PERFORMANCE
1. Donald F. Crumrine                 Other Registered Investment
                                      Companies:                                  3              $2,004                0
                                      Other Pooled Investment Vehicles:           2                $542                0
                                      Other Accounts:                            27              $1,230                0

2. Robert M. Ettinger                 Other Registered Investment
                                      Companies:                                  3              $2,004                0
                                      Other Pooled Investment Vehicles:           2                $542                0
                                      Other Accounts:                            27              $1,230                0

3. R. Eric Chadwick                   Other Registered Investment
                                      Companies:                                  3              $2,004                0
                                      Other Pooled Investment Vehicles:           2                $542                0
                                      Other Accounts:                            27              $1,230                0

4. Bradford S. Stone                  Other Registered Investment
                                      Companies:                                  3              $2,004                0
                                      Other Pooled Investment Vehicles:           2                $542                0
                                      Other Accounts:                            27              $1,230                0

POTENTIAL CONFLICTS OF INTEREST

In addition to the Fund, the Portfolio Managers jointly manage accounts for three other closed-end funds, two Canadian funds and other institutional clients. As a result, potential conflicts of interest may arise as follows:

o ALLOCATION OF LIMITED TIME AND ATTENTION. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

o ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

o PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

o VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(A)(3)
PORTFOLIO MANAGER COMPENSATION

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee's eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(A)(4)
DISCLOSURE OF SECURITIES OWNERSHIP

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of December 31, 2006:


                                           Dollar Range of Fund Shares
               Name                            Beneficially Owned*
     ---------------------------------------------------------------------
       Donald F. Crumrine                        $100,001 to $500,000
     ---------------------------------------------------------------------
       Robert M. Ettinger                        $100,001 to $500,000
     ---------------------------------------------------------------------
       R. Eric Chadwick                          $100,001 to $500,000
     ---------------------------------------------------------------------
       Bradford S. Stone                          $50,001 to $100,000
     ---------------------------------------------------------------------

*INCLUDES 4,198 SHARES HELD BY FLAHERTY & CRUMRINE INCORPORATED OF WHICH EACH PORTFOLIO MANAGER HAS BENEFICIAL OWNERSHIP.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-

         15(b) or 15d-15(b)  under the  Securities Exchange  Act  of  1934,   as
         amended   (17  CFR   240.13a-15(b)   or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)      FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date              JANUARY 29, 2007
----------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date              JANUARY 29, 2007
----------------------------------

By (Signature and Title)*  /S/ R. ERIC CHADWICK
                           R. Eric Chadwick,  Chief Financial  Officer,
                           Treasurer  and  Vice  President
                           (principal financial officer)

Date              JANUARY 29, 2007
----------------------------------


* Print the name and title of each signing officer under his or her signature.